UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces In Vitro Data Showing Telomir-1 Targets Additional Histone Demethylase Families, a Unique Profile in Cancer and Aging Not Seen in Other Therapies

New in vitro results show Telomir-1 adds KDM5 family inhibition to its previously reported KDM2/KDM6 and DNA methylation activity, potentially representing a novel frontier in epigenetic therapy where no existing candidates have shown comparable breadth.

Telomir Pharmaceuticals, Inc. (NASDAQ: TELO) today announced new in vitro pharmacology results demonstrating that Telomir-1 potently inhibits three members of the KDM5 histone demethylase family. Histone demethylases are upstream gene regulators that cancers exploit to silence tumor suppressors and activate inflammatory programs.

In cancer and aging, the silencing of protective genes occurs through two major mechanisms. First, histone demethylases act as switches: proteins of the KDM5 family erase activation marks from tumor suppressor genes and remove repressive marks from genes that drive proliferation and inflammation. Together, these enzymes disable cell-protective pathways and enhance harmful ones. Second, DNA methylation then reinforces the silencing by adding chemical tags to gene promoters, locking tumor suppressors in an inactive state making the silence durable and heritable as cells divide.

In the new in vitro studies carried out by Eurofins Discovery, Telomir-1 inhibited three members of the KDM5 family, thereby blocking the silencing of protective genes and preventing the activation of harmful inflammatory pathways.

In addition to these findings, Telomir-1 has previously demonstrated activity across other families of histone demethylases, including UTX (KDM6A), JMJD3 (KDM6B), FBXL10 (KDM2B), and FBXL11 (KDM2A). These enzymes are associated with cancer progression, stemness, immune evasion, and age-related decline. Telomir-1 was also shown to spare broad acetyltransferases such as GCN5L2, which are associated with systemic toxicity when inhibited.

In other previously reported in vivo prostate cancer studies, Telomir-1 reduced abnormal DNA methylation and reactivated tumor suppressors such as CDKN2A and STAT1, with greater activity than chemotherapy and rapamycin.

Taken together, these results indicate that Telomir-1 has demonstrated broad-spectrum activity across both DNA methylation and several histone demethylation pathways, the two fundamental axes of epigenetic control. The company continues to advance IND-enabling studies and GMP scale-up of Telomir-1, with additional preclinical evaluations ongoing across aggressive cancers and models of aging.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: September 18, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer